                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2002


                                 [KeyCorp LOGO]
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Ohio                          0-850                 34-6542451
-------------------------------    ----------------------    -------------------
(State or other jurisdiction of    Commission File Number    (I.R.S. Employer
incorporation or organization)                               Identification No.)


   127 Public Square, Cleveland, Ohio                            44114-1306
----------------------------------------                     -------------------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (216) 689-6300

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
        -----------------------------------------

On October 17, 2002, the Registrant issued a press release announcing its earnings results for the three- and nine-month period ended September 30, 2002. This press release, dated October 17, 2002, is attached as Exhibit 99.1 to this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

(c)     Exhibits
        --------

        99.1 The Registrant's October 17, 2002, press release announcing its earnings results for the three- and nine-month period ended September 30, 2002.


ITEM 9. REGULATION FD DISCLOSURE
        ------------------------

On October 17, 2002, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 9.

                                     Annex A


                            THIRD QUARTER 2002 REVIEW
                                OCTOBER 17, 2002


                   SPEAKERS:        HENRY MEYER
                                    JEFF WEEDEN
                                    LEE IRVING
                                    KEVIN BLAKELY


                   CONFERENCE CALL: 913-981-4900  CODE: 457513
                   REPLAY:          402-398-4261


                                                                  [KeyCorp LOGO]

                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD-LOOKING STATEMENT DISCLOSURE


The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated fourth quarter and full-year 2002 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued weakness in the economy, which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; further disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.


                                                                  [KeyCorp LOGO]

STRATEGIC OVERVIEW

* COMPLETED MANAGEMENT RESTRUCTURING
  - JEFF WEEDEN APPOINTED NEW CFO

* ANNOUNCED ACQUISITION OF UNION BANKSHARES

* CONTINUED PROGRESS ON STRATEGIC INITIATIVES
  - AUTO LOANS/ LEASES REDUCED BY $2.3 BILLION SINCE 5/01
  - RUNOFF PORTFOLIO REDUCED BY $.9 BILLION SINCE 5/01

* STOCK OPTIONS TO BE EXPENSED IN 2003


                                                                  [KeyCorp LOGO]

FINANCIAL SUMMARY - 3Q02

* EPS OF $0.57

* SLIGHTLY HIGHER NET INTEREST MARGIN

* TOTAL LOANS DOWN DUE TO WEAK DEMAND

* EXPENSES DOWN 4% FROM YEAR-AGO QUARTER

* REPURCHASED 1.8 MILLION SHARES


                                                                  [KeyCorp LOGO]

NET INTEREST INCOME & MARGIN (TE)

  $ IN MILLIONS


                                  [BAR CHART]


                        3Q01       4Q01       1Q02      2Q02       3Q02
Net Interest Income     $730       $726       $702      $721       $722


NET INTEREST MARGIN    3.85%      3.98%      3.93%     3.98%      3.99%

AVG. EARNING ASSETS  $75,687    $72,706    $71,981   $72,579    $72,083


                                                                  [KeyCorp LOGO]

NONINTEREST INCOME 3Q02 VS. 2Q02
IN MILLIONS

Noninterest Income 2Q02                                $448

  Loan Fees                                    7
  Investment Banking & Capital Markets       (13)
  Trust & Investment Services                ( 7)
  All other-net                              ( 3)
                                             ----
  Total                                      (16)

Noninterest Income 3Q02                                $432


                                                                  [KeyCorp LOGO]

NONINTEREST EXPENSE 3Q02 VS. 2Q02
IN MILLIONS


  Noninterest Expense 2Q02                             $665

    Personnel                                  (3)
    Marketing                                   3
    All other                                  (6)
                                               ---
    Total                                      (6)

Noninterest Expense 3Q02                               $659


                                                                  [KeyCorp LOGO]

LINE OF BUSINESS HIGHLIGHTS
(3Q02 VS. 2Q02)

  KEY CONSUMER BANKING
  --------------------
  - Net income up 6% - Revenue growth in Retail Banking (up 2%), Small Business (up 4%) and National Home Equity (up 3%)
  - Revenue down 10% in Indirect Lending - primarily due to downsizing of auto business


  KEY CORPORATE FINANCE
  ---------------------
  - Net income up 5% - (3% revenue growth)
  - Average deposits up 9%


  KEY CAPITAL PARTNERS
  --------------------
  - Net income down 12% due to declining equity markets


                                                                  [KeyCorp LOGO]

BALANCE SHEET MANAGEMENT

* BUILDING CAPITAL IN UNCERTAIN TIMES
  - CAPITAL RATIOS AT HIGH END OF RANGES
  - FLEXIBILITY -- INVESTMENT IN HIGHER RETURN BUSINESSES/ DIVIDENDS/ SHARE REPURCHASE

* FOCUS ON GROWING PROFITABLE, STABLE CORE DEPOSITS


                                                                  [KeyCorp LOGO]

NET CHARGE-OFFS BY LOAN TYPE

  IN MILLIONS                        3Q01      4Q01      1Q02      2Q02     3Q02
                                     ----      ----      ----      ----     ----

  CONTINUING PORTFOLIO
  Commercial                          $48       $62       $69       $76      $84
  Consumer                             68        71        67        59       51
                                      ---       ---       ---       ---      ---
                                      116       133       136       135      135

  RUN-OFF PORTFOLIO & LOAN SALES       57        87        70        68       50
                                      ---       ---       ---       ---      ---
  TOTAL NET C/O                      $173      $220      $206      $203     $185


                                                                  [KeyCorp LOGO]

ASSET QUALITY INDICATORS


  $ IN MILLIONS                         3Q01     4Q01     1Q02     2Q02     3Q02
                                        ----     ----     ----     ----     ----

  Nonperforming Loans                   $885     $910     $973     $957     $987
  to EOP Loans                         1.37%    1.44%    1.52%    1.50%    1.57%

  Nonperforming Assets                  $913     $947   $1,012     $995   $1,017
  to EOP Loans + OREO                  1.41%    1.49%    1.58%    1.56%    1.61%

  Net C/O                               $173     $220     $206     $203     $185
  to Average Loans                     1.04%    1.37%    1.32%    1.27%    1.16%

  Allowance                           $1,174   $1,677   $1,607   $1,539   $1,489
  to Total Loans                       1.82%    2.65%    2.51%    2.41%    2.37%
  to Nonperforming Loans                133%     184%     165%     161%     151%


                                                                  [KeyCorp LOGO]

RUN-OFF PORTFOLIO &
NONREPLENISHING RESERVES

IN MILLIONS


                            9/30/01    12/31/01    3/31/02    6/30/02    9/30/02
                            -------    --------    -------    -------    -------

COMMITMENTS                  $2,019      $1,694     $1,532     $1,143     $1,005

OUTSTANDINGS                  1,176       1,023        941        724        662

ALLOWANCE FOR LOAN LOSSES       172         275        205        137         87

NPLS                            233         231        208        132         91


                                                                  [KeyCorp LOGO]

ASSET QUALITY OUTLOOK

  NPLS                           Flat

  TOTAL NET C/Os                 Flat

  WATCH LIST                     Flat

  RESERVE LEVEL                  Adequate


                                                                  [KeyCorp LOGO]

FOURTH QUARTER 2002 OUTLOOK
(COMPARED WITH 3Q02)

REVENUE                Relatively stable

EXPENSES               Stable to slight increase

TAX RATE (TE)          Approximately 33%

EPS                    Relatively stable


                                                                  [KeyCorp LOGO]

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                           KEYCORP
                                               ---------------------------------
                                                         (Registrant)


Date: October 17, 2002                                  /s/ Lee Irving
                                               ---------------------------------
                                               By: Lee Irving
                                                   Executive Vice President
                                                   and Chief Accounting Officer